Exhibit 10.1

FIDUS INVESTMENT CORPORATION

(a Maryland Corporation)

Common Stock, Par Value $0.001 Per Share

AMENDMENT NO. 3 TO

EQUITY DISTRIBUTION AGREEMENT

Dated as of March 2, 2026

This Amendment No. 3, dated March 2, 2026 (the “Amendment”), is to the Equity Distribution Agreement, dated November 10, 2022, as amended by Amendment No. 1 to the Equity Distribution Agreement, dated August 11, 2023, and Amendment No. 2 to the Equity Distribution Agreement, dated February 29, 2024 (as amended to date, the “Equity Distribution Agreement”), by and among Fidus Investment Corporation, a Maryland corporation (the “Company”), Fidus Investment Advisors, LLC, a Delaware limited liability company (the “Adviser”), and each of Raymond James & Associates, Inc. and B. Riley Securities, Inc. (the “Sales Agents”).

WHEREAS, the Company, the Adviser and the Sales Agents have entered into the Equity Distribution Agreement, pursuant to which from time to time during the term of the Equity Distribution Agreement, on the terms and subject to the conditions set forth therein, the Company may issue and sell through the Sales Agents, acting as agents and/or principals, shares of the Company’s common stock, par value $0.001 per share (the “Securities”), having an aggregate offering price of up to $300,000,000; and

WHEREAS, the Company, the Adviser and the Sales Agents desire to amend the Equity Distribution Agreement to provide that the Company may issue and sell through the Sales Agents, acting as agents and/or principals, Securities having an aggregate offering price of up to $400,000,000.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Equity Distribution Agreement and agree as follows:

Amendment of Preamble. Effective as of the date hereof, the first, second and fifth paragraphs of the preamble to the Equity Distribution Agreement are replaced in their entirety with the following:

Each of Fidus Investment Corporation, a Maryland corporation (the “Company”), and Fidus Investment Advisors, LLC, a Delaware limited liability company (the “Adviser”), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (collectively with the rules and regulations of the Commission (as defined below) promulgated thereunder, the “Advisers Act”), confirms its agreement with the several sales agents named in Schedule A hereto (each, a “Sales Agent” and together, the “Sales Agents”) with respect to the sale by the Company of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), having an aggregate offering price of up to $400,000,000. The shares of Common Stock to be sold by the Sales Agents are herein called the “Securities.” The aggregate amount of Securities that may be sold collectively pursuant to this Agreement shall not exceed the lesser of $400,000,000 and the dollar amount of Securities permitted to be sold under the Registration Statement (as defined below).

The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form N-2 (File No. 333-293856), relating to the registration of the Securities and certain of the Company’s other securities to be issued from time to time by the Company under the Securities Act of 1933, as amended (collectively with the rules and regulations of the Commission (the “1933 Act Regulations”) promulgated thereunder, the “1933 Act”), which registration statement became effective automatically upon filing with the Commission on February 27, 2026 (the “Effective Date”) pursuant to Rule 462(e) under the 1933 Act and remains effective. The Company has also filed with the Commission a prospectus supplement, dated the date hereof, as such prospectus supplement may be amended (the “Prospectus”), which contains a base prospectus, dated February 27, 2026, in accordance with the provisions of Rule 430B (“Rule 430B”) and Rule 424(b) (“Rule 424(b)”) of the 1933 Act Regulations. The Company may file one or more additional registration statements from time to time that will contain a base prospectus and related prospectus or prospectus supplement, if applicable (which shall be a Prospectus), with respect to the Securities. The information, if any, included or incorporated by reference in the Prospectus that was omitted from the registration statement at the time it became effective but that is deemed to be a part of the registration statement pursuant to Rule 430B is referred to as “430B Information.” Unless the context otherwise requires, such registration statement, including any such additional registration statements filed from time to time with respect to the Securities, all documents filed as part thereof or incorporated by reference therein and any Rule 430B Information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the 1933 Act and deemed to be part of the registration statement, is herein called the “Registration Statement,” and any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations (“Rule 462(b)”), is herein called the “Rule 462(b) Registration Statement” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. All references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus, including those made pursuant to Rule 424(b) or such other rule of the 1933 Act Regulations as may be applicable to the Company, shall be deemed to mean and include, without limitation, the filing of any document under the Securities Exchange Act of 1934, as amended (collectively with the rules and regulations of the Commission (the “1934 Act Regulations”) promulgated thereunder, the “1934 Act”), which is or is deemed to be incorporated by reference in or otherwise to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

The Company owned (i) 100% of the limited partnership interests in Fidus Mezzanine Capital, L.P. (“Fund I”); (ii) 100% of the limited partnership interests in Fidus Mezzanine Capital II, L.P (the “Fund II”); (iii) 100% of the limited partnership interests in Fidus Mezzanine Capital III, L.P. (the “SBIC Fund III”); (iv) 100% of the limited partnership interests in Fidus Mezzanine Capital IV, L.P. (the “SBIC Fund IV” and, together with SBIC Fund III, the “SBIC Funds”); (v) 100% of the equity interests of Fidus Capital GP, LLC (“Fidus Capital”); (vi) 100% of the equity interests of Fidus Investment GP, LLC (the “SBIC GP”); and (vii) 100% of the equity interests of FIC Funding, LLC (“FIC Funding”). The Company, together with Fund I, Fund II, the SBIC Funds, Fidus Capital, SBIC GP, and FIC Funding, are referred to in this Agreement as the “Fidus Entities.” The term Fidus Entities exclude tax blocker corporations that hold equity interests in one or more portfolio companies.

Waivers for Amendment; Consent. Each of the Company, the Adviser and the Sales Agents by the execution of this Amendment, hereby consent to the amendments, modifications and supplements to the Equity Distribution Agreement contemplated herein.

No Other Amendments. No other amendments to the Equity Distribution Agreement are intended by the parties hereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Equity Distribution Agreement, including all Exhibits thereto, unaffected by this Amendment shall remain in full force and effect.

Governing Law; Headings. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles. The section headings in this Amendment have been inserted as a matter of convenience of reference and are not a part of this Amendment.

Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Equity Distribution Agreement.

Counterparts and Electronic Signatures. This Amendment may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. An electronic or facsimile signature shall constitute an original signature for all purposes.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to Equity Distribution Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

Very truly yours,

FIDUS INVESTMENT CORPORATION

By:	/s/ Shelby E. Sherard
Name: Shelby E. Sherard
Title: Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

FIDUS INVESTMENT ADVISORS, LLC

By:	/s/ Edward H. Ross
Name: Edward H. Ross
Title: Chief Executive Officer

[Signature Page to Amendment No. 3 to Equity Distribution Agreement]

Confirmed and accepted as of the date first-written above:

RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Larry Herman
Name: Larry Herman
Title: Managing Director

B. RILEY SECURITIES, INC.

By:	/s/ Michael Cavanagh
Name: Michael Cavanagh
Title: Managing Director

[Signature Page to Amendment No. 3 to Equity Distribution Agreement]